EXHIBIT 99.2







              MORGAN STANLEY, DEAN WITTER, DISCOVER & CO.

               Preeminence in Global Financial Services

                           February 5, 1997



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Our Vision

        TO CREATE THE PREEMINENT GLOBAL FINANCIAL SERVICES FIRM

        o      Accelerated Growth

        o      Highly Profitable

        o      Highest Quality






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Creating the Preeminent Global Financial Services Firm

        ENGINES:  POWERFUL FRANCHISES

        o      Leading Global Securities Firm

        o      Leading Global Asset Manager

        o      Leading Global Credit Card Company






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Creating the Preeminent Global Financial Services Firm

        VALUE DRIVERS

        o      Preeminent Brands

        o      Quality Professionals

        o      Proprietary Distribution

        o      Multiple Channels

        o      Broad Customer Relationships

        o      Global Platform

        o      Size and Scale






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Powerful Franchises

        o      Three Powerful Brand Names and Franchises

        o      Premier Global Investment Bank

        o      Leading Domestic Retail Securities Firm

        o      Two Substantial Asset Management Businesses

        o      Leading Credit Card Company






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Complementary Origination and Distribution

        o      Supply Morgan Stanley Product Through Dean Witter
               Distribution

               -  Top Ranked Research
               -  Underwritten Equity and Fixed Income
               -  Global Products

        o      Enhanced Retail Distribution Strength

               -  Increased AE Productivity
               -  Enhanced Ability to Attract and Retain AEs
               -  Accelerated AE Growth

        o      Expands Origination Capability

               -  Increased Lead Managed Underwritings
               -  Enhanced Corporate Relationships






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Powerful Asset Management Platform

        o      Top 5 Globally in Total Assets

               -  $271 BN in AUM

        o      Multiple Channels and Brands

               -  InterCapital
               -  Morgan Stanley
               -  Van Kampen American Capital

        o      Balanced Product Mix

        o      Poised to Grow in Changing Market Environments

        o      Leverage Strengths Across Brands

               -  Investment Performance
               -  International Products

        o      Positioned to Expand Globally

               -  Europe
               -  Emerging Markets






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Creating the Preeminent Global Financial Services Firm

        o      Broad Customer Relationships

               -  Major Corporations/Institutions Globally
               -  3.2mm Retail Securities Customers
               -  7mm Mutual Fund Share Owners
               -  39mm Cardholders
               -  20,000 Internet Brokerage Accounts (Lombard)

        o      Balanced Earnings Stream

               -  Securities
               -  Asset Management
               -  Cards

        o      Size and Scope

               -  Scale in Scale Businesses
               -  Enhanced Capacity for Investment

        o      Opportunities for Future Consolidation






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Transaction Summary

Terms:       1.65 Shares of Dean Witter, Discover & Co.
             for each Morgan Stanley Share

             Due Diligence Completed
             Definitive Agreement Signed
             Cross Options Granted

Structure:   Pooling:  Tax-Free Exchange

Approvals:   Shareholder Votes and Regulatory Approvals

Timing:      Mid - 1997






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The Combined Company

Name:         Morgan Stanley, Dean Witter, Discover & Co.

Management:   Chairman & CEO - Philip J. Purcell
              President & COO - John J. Mack

Board:        Chairman of Executive Committee - Richard B.
                Fisher
              7 From Dean Witter, Discover & Co./
              7 From Morgan Stanley
              (including 2 insiders from each)

Dividend:     Dean Witter, Discover & Co. Dividend Currently
              $0.56 Annually






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Financial Strength

Size and Scope:   o $21Bn in Market Capitalization

                  o $11Bn in Common Equity

                  o $12Bn Net Revenues

                  o $3Bn Pre-tax Income






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Leading Franchises in Attractive Businesses

Securities/           o #1 Global M&A
Investment Banking:   o #1 IPOs(1)
                      o #1 U.S. Equity(1)
                      o #2 in Equity Research
                      o #3 in Retail Account Executives
                         -  9,300
                      o 409 Offices Worldwide
                      o 21 Countries
                      o 3.2mm Retail Customers


Note:  (1) Full credit to each manager.  Source:  Securities
Data Company.



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Leading Franchises in Attractive Businesses

Asset Management:    o Top 5 Globally in Asset Management
                     ($271Bn)
                     o #5 in Mutual Funds ($146Bn)
                        - 7mm Shareholders

Credit Cards:        o #1 in Credit Cards (39mm)
                     o #3 in Managed Loans ($37Bn)
                     o #2 in Charge Volume ($54Bn)
                     o Proprietary Merchant Network






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Growth Businesses

Industry Growth Rates


                                       10 Year       1 Year
                                       -------       ------
INVESTMENT BANKING AND SECURITIES

NYSE Trading Volume                      10.8%        19.9%
Global Equity Underwriting(1)            19.0         40.5
Global M&A(1)                             8.7         16.5


ASSET MANAGEMENT

Mutual Funds(2)                          18.9         22.5

CREDIT CARDS

Card Receivables(3)                      18.0         27.2


Notes:  (1) Source:  Securities Data Company.
        (2) Source:  Strategic Insight.
        (3) Source:  The Nilson Report.



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Size and Scale
($ Billions)

Common Equity(1)

        PRO FORMA                   $10.6
        Merrill Lynch(2)            $ 6.0
        Morgan Stanley              $ 5.4
        Dean Witter                 $ 5.2
        Smith Barney                $ 2.8
        PaineWebber                 $ 1.5

Profit Before Taxes(1)

        PRO FORMA                   $ 3.1
        Merrill Lynch               $ 2.6
        Morgan Stanley              $ 1.6
        Dean Witter                 $ 1.5
        Smith Barney                $ 2.4
        PaineWebber                 $ 0.6


Notes:  (1) At or for the latest fiscal year end.
        (2) As of 9/30/96.



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Size and Scale
($ Billions)

Market Capitalization(1)

        Citicorp                    $56
        Chase                       $41
        Travelers                   $35
        American Express            $29
        PRO FORMA                   $21
        J.P. Morgan                 $19
        Merrill Lynch               $14
        Fidelity                    Estimate
        Goldman Sachs               Estimate
        Bankers Trust               $7
        PaineWebber                 $3


Note:  (1) As of February 3, 1997



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Market Valuation

Price/Earnings Ratios(1)

        American Express            15.2x
        Travelers                   14.9x
        Citicorp                    14.0x
        J.P. Morgan                 13.1x
        Merrill Lynch               12.2x
        Dean Witter                 12.0x
        Bankers Trust               11.5x
        Chase                       11.1x
        Morgan Stanley              10.8x


Note: (1) Market information as of 02/03/97. Based on IBES estimates as of 01/16/97.



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                     SECURITIES/INVESTMENT BANKING





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Leading Strategic Advisor




                      Global M&A
                Announced Transactions

                                   Total Value
                                      1996
                                   -----------
      1  Morgan Stanley               $238 Bn
      2  Merrill Lynch                 204
      3  Goldman, Sachs                166
      4  Lazard Houses                 131
      5  J.P. Morgan                   121




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Top-Ranked Equity Research: Global


                                           Analyst Rankings(1)

                   # of      First     Second     Third     Runner
                 Analysts    Team       Team       Team       Up
                 --------    -----     ------     -----     ------
Merrill Lynch       90        20         16         28        26
MORGAN STANLEY      74        20         20         11        23
Goldman Sachs       57        17         12         14        14
Smith Barney        23         5          5          6         7
PaineWebber         19         9          3          3         4


Note:  (1) Source:  Institutional Investor.  Includes North
America, Non-Japan Asia, Europe and Latin America equity research analysts.



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Distribution Strength: Retail


Account Executives (000's)

        Merrill Lynch      14.3

        Smith Barney       10.4

        Dean Witter         9.1

        PaineWebber         6.1

        A.G. Edwards        5.5


Net Change in Account Executives
(1991 - Sept. 1996)

        Dean Witter       2,251

        Merrill Lynch     2,200

        A.G. Edwards      1,396

        PaineWebber        (284)

        Smith Barney     (1,552)



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Distribution Strength: Equity

Independent Survey:  Top 100 Institutions(1)


Equity Underwriting Franchise       Sales Penetration
-----------------------------       -----------------
    1  Morgan Stanley               1  Morgan Stanley

    2  Goldman Sachs                2  DLJ

    3  Alex Brown                   3  Smith Barney

    4  DLJ                          4  Merrill Lynch

    5  Merrill Lynch                5  Goldman Sachs



Research Franchise                  Trading Acumen
------------------                  -------------------
    1  Morgan Stanley               1  Morgan Stanley

    2  Goldman Sachs                2  Lehman Brothers

    3  Merrill Lynch                3  Smith Barney

    4  DLJ                          4  Salomon Brothers

    5  Cowen                        5  DLJ


Note: (1) Based on independent annual survey of managers at top 100 institutions.



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Distribution Strength: Domestic

        Dean Witter Offices

               361 Branches

               [map omitted]



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Distribution Strength: Global

        Morgan Stanley Offices

               38 Offices in 21 Countries

               [map omitted]



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Leading Originator - Global Equity





           Worldwide Common Stock Underwriting(1)

                                        Total Proceeds
                                             1996
                                        --------------
1     Merrill Lynch                         $54 Bn
      Pro Forma                              53
2     Goldman Sachs                          48
3     Morgan Stanley                         44
4     CS First Boston                        36
5     Smith Barney                           34


Note:  (1) Full credit to each manager.  Source:  Securities
Data Company.



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                           ASSET MANAGEMENT

Asset Management Industry

        o      Sizable Market

               - $10 Trillion(1)

        o      High Growth

        o      High Margin

        o      Attractive ROE

        o      Significant Barriers to Entry

               - Brand Name
               - Investment Performance
               - Marketing
               - Distribution
               - Technology
               -  Scale


Note:  (1) Source:  Intersec.



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Assets Under Management

($ Billions)(1)


      Fidelity                $496

      PRO FORMA               $271

      Vanguard                $250

      Merrill Lynch           $234

      Franklin/Templeton      $181

      Travelers               $112


Note: (1) Financial information as of 12/31/96. Based on public information, if available, or company estimates.



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Leading Asset Manager
Mutual Funds
($ Billions)


                    ALL MUTUAL FUNDS
                  (Excl. Money Market)

    1   Fidelity                         $329
    2   Vanguard                          194
    3   American Funds                    170
    4   Franklin/Templeton                137
        PRO FORMA                         119
    5   Putnam                            115



                      EQUITY FUNDS
    1   Fidelity                         $297
    2   American Funds                    156
    3   Vanguard                          144
    4   Franklin/Templeton                 77
    5   Putnam                             76
        PRO FORMA                          64



                      TAXABLE FUNDS
        PRO FORMA                         $35
    1   Vanguard                           30
    2   Putnam                             22
    3   Morgan Stanley                     21
    4   Fidelity                           19
    5   Pimco Advisors                     19



                     TAX FREE BONDS
    1   Franklin/Templeton                $43
    2   Nuveen                             31
        PRO FORMA                          20
    3   Vanguard                           20
    4   Dreyfus                            17
    5   Merrill Lynch                      17

Source:  Strategic Insight; As of 12/31/96.



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Product Breadth

  Mutual Funds

    306 Mutual Funds


       U.S. Equity                     33%
       Money Market                    19%
       International Equity            11%
       Fixed Income                    37%

Pro Forma: $146.5bn


Source:  Strategic Insight; As of 12/31/96.



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                             CREDIT CARDS

Card Industry Is An Attractive Business


        o      Sizable Market

               - $16 Trillion in Charge Volumes
               - $460 Billion in Receivables

        o      Expected Growth: 15-20%

        o      Attractive Operating Margin: 30%+

        o      Attractive ROE: 20%+

        o      High Barriers to Entry

               - Scale
               - Technology
               - Marketing
               - Brand Name


Source:  The Nilson Report or publicly available data.



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Cards Are Projected to Gain Shares



 Total Consumer Spending
      ($Billions)             Total Credit Card Payments (%)
------------------------      ------------------------------
1990            $2,972                     15%
1994            $3,619                     18%
2000            $5,093                     28%
2005            $6,806                     32%




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Leadership in Cards
($ Billions)


        Charge Volume(1)                   Managed Loans(2)
------------------------------    ---------------------------------
                       ($Bn)                                ($Bn)
 1  American Express   $124.4     1  Citibank                $42.8
 2  Dean Witter,         53.6     2  Dean Witter, Discover    32.4
    Discover & Co.                   & Co.
 3  Citibank             44.9     3  MBNA                     28.9
 4  First Chicago NBD    21.3     4  Bank One/First USA       28.4
 5  MBNA                 20.3     5  Chase Manhattan          23.5
 6  Banc One/First USA   16.5     6  First Chicago NBD        17.5
 7  Household Bank       15.6     7  Household Bank           16.6
 8  Chase Manhattan      15.1     8  AT&T                     13.2
 9  AT&T                 12.7     9  Advanta                  12.7
10  BankAmerica           9.6    10  Capital One              11.2
11  NationsBank           9.2    11  American Express         10.5
12  Advanta               8.7    12  BankAmerica               9.4
13  Capital One           8.0    13  NationsBank               8.9
14  Wells Fargo           5.0    14  Wells Fargo               6.7
15  Bank of New York      4.7    15  First Union               5.9
                       ------                                -----
              Total    $369.6                       Total   $268.6
                       ======                               ======


Note: (1) As of June, 1996. Source: Nilson Report, Company reports.
       (2) Managed loans as of period end June 30, 1996.



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Credit Services
($ Billions)


         Managed Loans               Transaction Volume
          CAGR 16.8%                     CAGR 19.7%
        ---------------              ------------------
        1991        $17              1991          $22
        1992        $19              1992          $28
        1993        $21              1993          $33
        1994        $26              1994          $40
        1995        $32              1995          $48
        1996        $37              1996          $54



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Pro Forma Financials - 1996
($ Millions)


                                                       Morgan Stanley
                                    Dean Witter,       Dean Witter,
                 Morgan Stanley(1)  Discover & Co.(2)  Discover & Co.
                 -----------------  -----------------  --------------
Net Revenues          $5,776           $6,230           $12,006
Net Income
Available to Common      963              951             1,914
ROE                     20.9%            19.0%             19.9%
Profit before Tax
Margin                  27.2%            24.8%             26.0%
Assets              $196,902          $42,414          $239,316
Common Equity          5,393            5,164            10,557


(1) For the fiscal year ended 11/30/96.
(2) For the fiscal year ended 12/31/96.